EXHIBIT 10(t)(1)



               ALLONGE TO SUBORDINATED CONVERTIBLE PROMISSORY NOTE


Amount:  $160,000

UNDER DATE OF JUNE 30, 2003, A4S Technologies, Inc., a Montana corporation (the "Company") made a Subordinated Convertible Promissory Note (the "Note") to the order of Cambridge Holdings, Ltd. (the "Holder") in the principal amount of $160,000.

The Company and the Holder hereby agree to amend the Note, as follows:

1. The fourth sentence of Section 2 of the Additional Terms and Conditions of the Note is hereby deleted and the following substituted therefor:

          Except as provided in this Section 2, the Company will issue one share of Common Stock for each $.10 of then outstanding principal balance of this Note upon conversion of the Note (the "Conversion Price").

2. Sections 5 and 6 of the Additional Terms and Conditions of the Note are hereby deleted.

3. This Allonge is an amendment to the Note and does not constitute discharge of the Note.

This Allonge has been executed and delivered as of August 31, 2004.


                                    A4S TECHNOLOGIES, INC.

                                    Signature:
                                               --------------------------
                                               Michael Siemens, President

ACCEPTED:

                                    CAMBRIDGE HOLDINGS, LTD.


                                    By:
                                         ---------------------------
                                         Gregory Pusey, President



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